Exhibit 10.77

                               AMENDMENT NO. 5
                                   TO THE
                     NOTE AND EQUITY PURCHASE AGREEMENT
                     ----------------------------------

                                    Among

                 IGI, INC., IGEN, INC., IMMUNOGENETICS, INC.
                            AND BLOOD CELLS, INC.

                                     and

                      AMERICAN CAPITAL STRATEGIES, LTD.

                    Amendment No. 5 Dated:  May 30, 2002
                Date of Amendment No.  4:  February 28, 2001
                Date of Amendment No.  3:  September 30, 2000
                  Date of Amendment No.  2:  June 26, 2000
                  Date of Amendment No.  1:  March 30, 2000
                      Original Date:  October 29, 1999

=======================================================================

                               AMENDMENT NO. 5
                                   TO THE
                     NOTE AND EQUITY PURCHASE AGREEMENT
                     ----------------------------------

      THIS AMENDMENT NO. 5 TO NOTE AND EQUITY PURCHASE AGREEMENT (this "Amendment"), entered into as of May 30, 2002, is by and among IGI, INC., a Delaware corporation ("IGI"), IGEN, INC., a Delaware corporation ("Igen"), IMMUNOGENETICS, INC., a Delaware corporation ("ImmunoGenetics"), and BLOOD CELLS, INC., a Delaware corporation ("Blood Cells") (IGI, Igen, ImmunoGenetics and Blood Cells are collectively referred to herein as the "Loan Parties"), and AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation ("ACAS") and ACAS BUSINESS LOAN TRUST 2002-1, a Delaware business trust ("ABT" and collectively with ACAS, the "Purchaser").

                                  RECITALS

A. The Loan Parties and ACAS entered into a Note and Equity Purchase Agreement, dated as of October 29, 1999, as amended by a certain Amendment No. 1 to Note and Equity Purchase Agreement dated as of March 30, 2000, a certain Amendment No. 2 to Note and Equity Purchase Agreement dated as of June 26, 2000, and a certain Amendment No. 3 to Note and Equity Purchase Agreement dated as of September 30, 2000, and an Amendment No. 4 to the Note and Equity Purchase Agreement dated as of February 28, 2001 (as amended, the "Agreement"), pursuant to which ACAS purchased (i) from the Loan Parties certain Series A and Series B Senior Subordinated Notes Due September 30, 2006 and (ii) a warrant for the purchase of 1,907,543 shares (as adjusted from time to time in accordance with the terms thereof) of the Common Stock of IGI.

B. As of even date herewith, the Loan Parties are paying off in full the Notes and the Loan Parties and Purchaser desire to make certain amendments to the Agreement in connection with certain ongoing rights and obligations of the Loan Parties.

C. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term as set forth in the Agreement.

      NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:

                                  ARTICLE 1
                          THE AMENDMENT AND CONSENT

      Effective upon the satisfaction of the conditions set forth in
Section 2.1 herein, the Agreement shall be deemed to be amended and Purchaser shall be deemed to have agreed as set forth in this Article 1.

      1.1 Amendment to Section 1.1, Definitions. Section 1.1 of the Agreement is hereby amended as follows:

      (a) The definitions of the following terms are amended and restated in their entirety as follows:

            "Business" shall mean the businesses primarily engaged in by the Loan Parties of (i) producing and marketing cosmetics and skin care products, and (ii) developing commercial applications for micro-encapsulation and compatible or related technologies.

            "Financing Statements" shall have the meaning assigned to such term in Section 4.1(e) hereof, as such may be amended, modified and/or in effect from time to time.

            "Mortgage" shall have the meaning assigned to such term in
      Section 4.1(f) hereof, as such may be amended, modified and/or in effect from time to time.

            "Purchase Documents" mean this Agreement, the Warrant, the Security Agreement, the Mortgage and the Financing Statements, as such may be amended, modified and/or in effect for time to time.

            "Security Agreement" shall have the meaning assigned to such term in Section 4.1(e) hereof, as such may be amended, modified and/or in effect from time to time.

            "Security Documents" shall mean the Security Agreement, the Financing Statements, the Mortgage and all other documents, instruments and other materials necessary to create or perfect the security interests created thereby.

            "Shares" shall mean all shares of Common Stock of IGI received by ACAS upon the exercise of the Warrant or issued pursuant to Section 9.1 hereof.

            "Shelf Registration Statement" shall mean the shelf registration statement or registration statements filed by IGI with the SEC with respect to resales of the Shares.

      (b)   The definition of the following term shall be inserted into
Section 1.1 of the Agreement in appropriate alphabetical order:

            "Specified Assets" shall mean all accounts, equipment, inventory, fixtures, and the proceeds thereof (as each such term is defined in the UCC) and all real estate and improvements thereon of the Loan Parties other than the real estate and improvements and fixtures and equipment located at 701 South Harding Highway, Buena, New Jersey, provided however, that on or after May 31, 2005, the accounts and inventory of the Loan Parties shall not be considered to be Specified Assets and on or after May 31, 2009, there shall be no Specified Assets.

      (c)   The definitions of the following terms are hereby deleted from
Section 1.1 of the Agreement: "Collateral Assignment," "Life Insurance," and "Pledge Agreement."

      1.2 Amendment to Section 7.1. Section 7.1 of the Agreement is hereby amended as follows:

      (a) Sections 7.1(e)(iii), (g) and (j) are hereby deleted in their entirety.

      (b) Section 7.1(f) is hereby amended such that the preamble thereof is replaced with the following: "Give Purchaser prompt written notice of any of the following, but only to the extent that such directly relates to any of the Specified Assets:"

      1.3 Amendment to Section 7.2. Section 7.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

            7.2 Negative Covenants. The Loan Parties covenant that, so long as the Loan Parties shall have any obligations under this Agreement including, without limitation, Article 9 herein:

                  (a) Indebtedness. The Loan Parties shall not create, incur, assume guarantee or be or remain liable for, contingently or otherwise, or suffer to exist any Indebtedness, except Indebtedness that is not secured by any of the Specified Assets.

                  (b) Negative Pledge; Liens. The Loan Parties shall not create, incur, assume or suffer to exist any Lien of any kind on any of the Specified Assets, except the following
            (collectively, "Permitted Liens"):

                        (i)   Liens in favor of the Purchaser;

                        (ii) Liens for or priority claims imposed by law that are incidental to the conduct of business or the ownership of properties and assets (including mechanic's, warehousemen's, attorneys' and statutory landlords' liens) and deposits, pledges or liens to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided, however, that in each case, the obligation secured is not overdue, or, if overdue, is being contested in good faith and adequate reserves have been set up by the Loan Parties as the case may be; and provided, further, that the lien and security interest provided in the Security Documents or any portion thereof created or intended to be created thereby is not, in the opinion of Purchaser, unreasonably jeopardized thereby; and

                        (iii) Liens securing the payments of taxes,
                  assessments and governmental charges or levies incurred in the ordinary course of business that either (a) are not delinquent, or (b) are being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves have been set aside on their books, and so long as during the period of any such contest, the Loan Parties shall suffer no loss of any privilege of doing business or any other right, power or privilege necessary or material to the operation of the Business.

                  (c) Limitation on Proprietary Rights. None of the Loan Parties shall sell, assign, convey, transfer or otherwise dispose of any of their respective Proprietary Rights; provided, that granting, amending or modifying licenses for Proprietary Rights in the ordinary course of the Loan Parties' businesses shall not be a violation of this provision.

                  (d) No Prohibition on Sale of Obsolete Equipment. Notwithstanding anything contained in this Agreement, and/or the Security Agreement to the contrary, the Loan Parties shall not be prohibited from selling, conveying, transferring and/or otherwise exchanging any or all equipment that is a Specified Asset, if the proceeds therefrom are used solely for the purpose of acquiring new equipment to replace and/or upgrade such prior existing equipment due to obsolescence and/or to increase efficiency, productivity and/or profitability of the Loan Parties, and Purchaser hereby consents to any such sale, conveyance, transfer and/or other exchange provided for hereunder.

      1.4 Amendment to Section 8.1. Section 8.1 of the Agreement is hereby amended by deleting paragraphs 8.1(i) and (l) thereof.

      1.5 Amendment to Section 9.2. Section 9.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

            9.2 Covenant to Maintain Shelf Registration Statement. At all times, IGI shall takes such steps as are necessary (a) so that the number of shares of Common Stock registered under the Shelf Registration Statement is not less than the total number of Shares and (b) so that the Shelf Registration Statement is continuously effective under the Securities Act until the earlier of (i) the date on which the Shares may be sold pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the SEC under the Securities Act and (ii) the date as of which the Shares have been sold pursuant to the Shelf Registration Statement.

      1.6 Addition to Section 11.9. The following Section 11.9 is added to the Agreement immediately following Section 11.8:

            11.9. Limitation on Rights. Notwithstanding anything to the contrary in this Article 11, all rights of the Purchaser under this
      Article 11 shall be effective if and only to the extent that a Shelf Registration

      Statement as provided for by the terms of this Agreement is not then in effect with regard to all Shares.

      1.7   Amendment to Section 12.4.   Section 12.4 of the Agreement is
hereby amended to insert the following sentence immediately subsequent to the text thereof as it appears in the Agreement:

            Notwithstanding the foregoing, it is expressly acknowledged and agreed by Purchaser that as long as there is no Default or Event of Default hereunder, the Loan Parties shall not under this Section
      12.4 and/or otherwise be responsible for any costs and/or expenses incurred by the Purchaser in exercising any rights it may have under the Warrant and/or Section 9.1 of this Agreement, and/or otherwise relating to any transaction by the Purchaser with respect to the acquisition, purchase, sale, transfer and/or other conveyance of the Shares, including without limitation, attorneys fees, SEC filing fees, private placement fees, accounting fees and/or other financial services fees; provided, that this sentence shall not apply with regard to the Loan Parties' responsibilities, if any, under
      Section 11.6.

      1.8 Amendment to Section 12.17. Section 12.17 of the Agreement is hereby amended and restated in its entirety as follows:

            12.17. Integration. This Agreement and the other Purchase Documents, as amended and in effect from time to time, set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters, including without limitation, the Financing Term Sheet dated August 3, 1999. No statements or agreements, oral or written, made prior to the or the signing hereof, shall vary, waive or modify the written terms hereof.

      1.9 Release of Certain Liens. Purchaser shall be deemed to have released and reassigned to the respective Loan Parties, without representation, warranty or recourse of any kind, all of Purchaser's rights under the Collateral Assignment, the Life Insurance, the Pledge Agreement and any other document or instrument creating a security interest in any and/or all assets of the Loan Parties other than the Specified Assets. In furtherance thereof, Purchaser shall execute such additional instruments and documents and take such other actions as Loan Parties may reasonably request in order to implement the intents and purposes of this Section 1.9; provided, however, that the Loan Parties shall reimburse Purchaser for and/or otherwise pay all costs associated therewith and shall provide such indemnifications with regard thereto as Purchaser may reasonably request.

                                  ARTICLE 2

                         CONDITIONS TO EFFECTIVENESS

      2.1 Conditions to the Effectiveness of this Amendment. This Amendment shall be effective upon satisfaction of the conditions set forth below:

      (a) The Loan Parties shall have paid in full the Notes including all interest, premium and other amounts due thereunder and all amounts due Purchaser under Section 12.4 of the Agreement;

      (b) The Loan Parties shall have delivered to Purchaser an amended and restated Security Agreement in form and substance reasonably acceptable to Purchaser; and

      (c) The Loan Parties shall have delivered to Purchaser certified copies of the resolutions duly adopted by each of the Loan Parties' respective board of directors authorizing the execution, delivery and performance by such Loan Party of this Amendment and any other agreement, instrument and document contemplated hereby and the consummation of transactions contemplated herein; and

      Any condition specified in this Section 2.1 may be waived by the Purchasers; provided, however, that no such waiver will be effective against the Purchasers unless it is set forth in a writing executed by the Purchasers.

                                  ARTICLE 3

                  REFERENCE TO AND EFFECT ON THE AGREEMENT

      3.1 References. On and after the date hereof, (i) each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Agreement as amended hereby, and (ii) each reference to the Agreement in all other Purchase Documents shall mean and be a reference to the Agreement, as amended hereby.

      3.2 Effects. Except as specifically or specifically contemplated to be amended or modified above, the Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The amendments and waivers set forth herein are effective for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed otherwise to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Agreement or of any other Purchase Document or (ii) prejudice any right or rights that the Purchaser may now have or may have in the future under or in connection with the Agreement or any other Purchase Document. This Amendment shall be construed in connection with and as a part of the Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Agreement and each other Purchase Document, except as herein or as contemplated herein to be amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

      3.3 No Waiver. Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers, or constitute a waiver of, or consent to and departure from, any provision of the Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.


                                  ARTICLE 4
                                MISCELLANEOUS

      4.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

      4.2 Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Amendment.

      4.3 Headings. Article, section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      4.4 Counterparts. This Amendment may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

                             SIGNATURE PAGES TO
                             AMENDMENT NO. 5 TO
                     NOTE AND EQUITY PURCHASE AGREEMENT


      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                       IGI, INC.



                                       By:    /s/ Domenic N. Golato
                                       Name:  Domenic Golato
                                       Title: Sr. Vice President & CFO

                                       IGEN, INC.



                                       By:    /s/ Domenic N. Golato
                                       Name:  Domenic Golato
                                       Title: Sr. Vice President & CFO

                                       IMMUNOGENETICS, INC.



                                       By:    /s/ Domenic N. Golato
                                       Name:  Domenic Golato
                                       Title: Sr. Vice President & CFO

                                       BLOOD CELLS, INC.



                                       By:    /s/ Domenic N. Golato
                                       Name:  Domenic Golato
                                       Title: Sr. Vice President & CFO

                             SIGNATURE PAGES TO
                             AMENDMENT NO. 5 TO
                     NOTE AND EQUITY PURCHASE AGREEMENT



                                       AMERICAN CAPITAL STRATEGIES,
                                       LTD., a Delaware corporation


                                       By:    /s/ John Erickson
                                       Name:  John Erickson
                                       Title: Chief Financial Officer



                                       ACAS BUSINESS LOAN TRUST 2002-1,
                                       a Delaware business trust

                                       By:    AMERICAN CAPITAL STRATEGIES,
                                              LTD., its servicer


                                       By:    /s/ John Erickson
                                       Name:  John Erickson
                                       Title: Chief Financial Officer